EXHIBIT 10.1

                   SPECTRUM SCIENCE & SOFTWARE HOLDINGS CORP.
                              AMENDED AND RESTATED
                                    NUMBER 2
                      2004 NON-STATUTORY STOCK OPTION PLAN
                            ADOPTED NOVEMBER 15, 2004

     1. PURPOSE OF THE PLAN. The Spectrum Science & Software Holdings Corp., 2004 Non-Statutory Stock Option Plan (the "Plan") is intended to advance the interests of Spectrum Science & Software Holdings Corp. (the "Company") by inducing individuals, and eligible entities (as hereinafter provided) of outstanding ability and potential to join, remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of Non-Statutory Stock Options (the "Options") to employees, non-employee Directors, consultants and advisors.

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee (the "Committee") chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

     3. SHARES SUBJECT TO THE PLAN. The stock subject to Options granted under the Plan shall be shares of the Company's Common Stock, par value $.0001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate thirty million (30,000,000) shares, subject to adjustment in accordance with the provisions of Section 11 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the un-purchased shares subject thereto shall again be available for Options under the Plan.

     4 PARTICIPATION. The class of individual or entity that shall be eligible to receive Options under the Plan shall be all employees (including officers) and non-employee Directors of, or consultants and advisors to, either the Company or any subsidiary corporation of the Company; provided, however, that Options shall not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction. The Board of Directors or the


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Committee,  in  its  sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its subsidiary corporations to whom Options shall be granted, and the number of shares to be covered by each Option, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant.

     5. STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, the option price per share thereof, and such other terms and provisions not inconsistent with this Plan.

     6. GRANT OF NON-STATUTORY STOCK OPTIONS. The Options granted under the Plan are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Options shall be subject to the following terms and conditions:

          (1) An Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to Section 4 hereof.

          (2) The option price of the shares of Common Stock subject to an Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Option.

          (3) An Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 9 hereof).

     7. RIGHTS OF OPTION HOLDERS. The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

     8. TRANSFERABILITY. No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted otherwise than by will or the laws of descent and distribution, and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

     9.  TERMINATION  OF  EMPLOYMENT  OR  DEATH.

          (1) Subject to the terms of the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for Cause (as defined below), then his or its Option shall expire forthwith.


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          For  purposes  of this Section 9, "Cause" shall include (i) conviction of a felony, (ii) willful misconduct in the performance of duties to the Company, or (iii) violation of law or Company rules, policies or procedures that results in material harm to the Company's business or reputation.

          (2) Subject to the terms of the Stock Option Agreement, and except as provided in subsections (3) and (4) of this Section 9, if such employment or services shall terminate for any other reason, then such Option may be exercised (i) with respect to any non-Officer employee or any consultant or advisor to the Company, at any time within three (3) months after such termination, (ii) with respect to any Officer (as defined below), at any time within one (1) year after such termination, and (iii) with respect to any non-employee Director, at any time within five (5) years after such termination, subject to the provisions of subsection (5) of this Section 9. For purposes of this Section 9, an "Officer" shall mean an employee holding the position of President, Vice President, Chief Executive Officer, Chief Financial and Accounting Officer, Secretary or Treasurer, or similar position.

          For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than for Cause. For purposes of subsections (1) and (2) of this Section 9, an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization or the like shall not be considered to have terminated his employment or services.

          (3) Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan dies (a) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a subsidiary corporation of the Company, or (b)(i) within three (3) months after the termination of his employment or services with respect to any non-Officer employee or consultant or advisor, (ii) within one (1) year after the termination of his employment with respect to any Officer, and
     (iii) within five (5) years after the termination of his services with respect to any non-employee Director, other than for Cause, then such Option may, subject to the provisions of subsection (5) of this Section 9, be exercised by the estate of the non-Officer employee, Officer, non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such non-Officer employee, Officer, non-employee Director, consultant or advisor at any time within (i) one (1) year after such death with respect to any non-Officer employee, Officer, consultant or advisor, and (ii) five (5) years after such death with respect to any non-employee Director.

          (4) Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection
     (5) of this Section 9, be exercised at any time (i) within one (1) year after his termination of employment or termination of consulting or


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     advisory  services  with  respect to any employee or consultant or advisor, and (ii) within five (5) years after termination of Directorship with respect to any non-employee Director, due to the disability.

          (5) An Option may not be exercised pursuant to this Section 9 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

          (6) For purposes of this Section 9, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

     10.  EXERCISE  OF  OPTIONS.

          (1) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine;
     and  (ii)  to  such  limitations  as  it  may  impose.

          (2) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. The notice shall be given pursuant to the Notice of Exercise form attached to the Stock Option Agreement. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company,
     (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise, if this method of payment is otherwise permitted by the Stock Option Agreement, (iii) by "cash-less" exercise, if cash-less exercise is otherwise permitted by the Stock Option Agreement, (iv) a notice to convert debt, if the Company is indebted to the holder, or (v) by the holder's delivery of any combination of the foregoing
     (i), (ii), (iii) and (iv) to the extend permitted by the Stock Option Agreement.

     11.  ADJUSTMENT  UPON  CHANGE  IN  CAPITALIZATION.

          (1) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall


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     be  made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option.

          (2) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

     12.  FURTHER  CONDITIONS  OF  EXERCISE.

          (1) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

          (2) The Company shall not be obligated to deliver any Common Stock until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable.

     13. EFFECTIVENESS OF THE PLAN. The Plan shall become operative and in effect on such date as shall be fixed by the Board of Directors of the Company in its sole discretion.

     14.  TERMINATION,  MODIFICATION  AND  AMENDMENT.

          (1) The Plan (but not the Options) shall terminate on a date within ten (10) years from the date of its adoption by the Board of Directors of the Company, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

          (2) The Board of Directors may at any time, on or before the termination date referred to in Section 14(1) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not increase (except as otherwise provided by Section 11 hereof) the maximum number of Options which may be granted hereunder.

          (3) No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to whom any Option shall have been granted, adversely affect the rights conferred by such Option.


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     15.  NOT  A CONTRACT OF EMPLOYMENT. Nothing contained in the Plan or in any
Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

     16. USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

     17. INDEMNIFICATION OF BOARD OF DIRECTORS OR COMMITTEE. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

     18. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Delaware.


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